Exhibit 99.1

FOR IMMEDIATE RELEASE

	Contact:	Maurice H. Sullivan, Jr.
(617) 254-0707

PEOPLES FEDERAL BANCSHARES, INC. ANNOUNCES FISCAL THIRD QUARTER 2014 RESULTS

Brighton, Massachusetts, July 30, 2014.  Peoples Federal Bancshares, Inc. (the “Company”) (Nasdaq: PEOP), the holding company for Peoples Federal Savings Bank (the “Bank”), reported financial results for the fiscal third quarter ended June 30, 2014.  For the quarter ended June 30, 2014, the Company reported net income of $539,000, or $0.09 per share, basic and diluted, as compared to net income of $598,000, or $0.10 per share, basic and diluted, for the comparable 2013 period, and net income of $514,000, or $0.09 per share, basic and diluted, for the quarter ended March 31, 2014.

Total interest and dividend income was $5.1 million for the Company’s quarter ended June 30, 2014 compared to $4.8 million for the quarter ended June 30, 2013.  Net interest and dividend income was $4.5 million for the Company’s quarter ended June 30, 2014 compared to $4.2 million for the quarter ended June 30, 2013.  The low interest rate environment has continued to impact the Company’s net interest and dividend income as recently originated loans reflect the current low interest rate environment.  Total non-interest income was $376,000 for the quarter ended June 30, 2014 compared to $472,000 for the quarter ended June 30, 2013.  The decrease was primarily due to the decrease in net gain on sales of mortgage loans of $42,000, or 100.0% and other income of $35,000, or 60.3%.  Total non-interest expense was $3.9 million for the quarter ended June 30, 2014 compared to $3.6 million for the quarter ended June 30, 2013.  Salaries and employee benefits increased to $2.6 million for the quarter ended June 30, 2014 compared to $2.4 million for the quarter ended June 30, 2013.  The increase was primarily due to normal salary increases and additional staffing for the Westwood branch that opened during the Company’s second fiscal quarter 2014.

On a linked quarter basis, total interest and dividend income was $5.1 million for the Company’s quarter ended June 30, 2014 compared to $5.0 million for the previous quarter ended March 31, 2014.  Net interest and dividend income was $4.5 million for the Company’s quarter ended June 30, 2014 compared to $4.4 million for the previous quarter ended March 31, 2014.  Total non-interest income for the fiscal third quarter of 2014 decreased to $376,000 from $444,000 for the fiscal second quarter ended March 31, 2014.  Total non-interest expense decreased to $3.9 million for the quarter ended June 30, 2014 compared to $4.0 million for the quarter ended March 31, 2014.

Total assets increased $21.0 million, or 3.6%, to $606.2 million at June 30, 2014 from $585.2 million at September 30, 2013.  Loans, net increased $27.4 million, or 5.9% during the nine months ended June 30, 2014, as residential loans, construction loans and commercial loans increased, while commercial real estate and consumer loans decreased.  Cash and cash equivalents decreased $8.7 million to $28.4 million at June 30, 2014 from $37.1 million at September 30, 2013.  Securities available-for-sale and held-to-maturity in total increased $1.6 million, or 3.5%, to $47.9 million at June 30, 2014, from $46.3 million at September 30, 2013.  Borrowings increased to $59.0 million at June 30, 2014 from $44.0 million at September 30, 2013.

Deposits increased $9.4 million to $434.5 million at June 30, 2014 from $425.1 million at September 30, 2013.  NOW accounts increased $4.5 million, term certificates increased $4.2 million, money market accounts increased $901,000 and demand deposit accounts increased $766,000 during the period.  Savings accounts decreased $878,000 during the same period.  At June 30, 2014, total stockholders’ equity was $103.7 million, a decrease of $2.7 million from $106.4 million at September 30, 2013, resulting primarily from dividends paid of $2.3 million and the repurchase and retirement of 224,498 shares or $4.0 million, of the Company’s common stock.  The decrease in total stockholder’s equity was offset, in part, by net income of $1.6 million, stock-based compensation of $1.6 million and common stock released and committed to be released by the ESOP of $384,000.

During the quarters ended June 30, 2014 and 2013, the Company paid quarterly cash dividends of $0.05 and $0.04 per common share, respectively.  Dividends paid totaled $291,000 and $244,000, respectively, for the quarters ended June 30, 2014 and 2013.

Non-performing assets totaled $1.8 million, or 0.3% of total assets, at June 30, 2014, compared to $2.1 million, or 0.4% of total assets, at September 30, 2013.  Classified assets decreased to $3.4 million at June 30, 2014, as compared to $4.1 million at September 30, 2013.  The Company did not provide to the allowance for loan losses during the nine-month period ended June 30, 2014 reflecting little change in net loans and improvements in loan delinquencies, non-performing assets and classified assets.

Certain statements herein constitute “forward-looking statements” and actual results may differ from those contemplated by these statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the businesses in which Peoples Federal Bancshares, Inc. is engaged and changes in the securities market.  The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,
	2014	2013
	(Unaudited)
	(In thousands, except share data)
ASSETS
Cash and due from banks	$4,197	$4,047
Interest-bearing demand deposits with other banks	22,550	30,906
Federal funds sold	184	79
Federal Home Loan Bank - overnight deposit	1,502	2,102
Total cash and cash equivalents	28,433	37,134
Securities available-for-sale	9,298	14,225
Securities held-to-maturity (fair values of $38,782 and $32,105)	38,557	32,054
Federal Home Loan Bank stock (at cost)	4,252	3,775
Loans	497,408	470,086
Allowance for loan losses	(4,023)	(4,037)
Loans, net	493,385	466,049
Premises and equipment, net	3,736	3,465
Cash surrender value of life insurance policies	20,486	20,007
Accrued interest receivable	1,496	1,448
Deferred income tax asset, net	5,064	5,432
Other assets	1,494	1,657
Total assets	$606,201	$585,246

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$58,656	$57,891
Interest-bearing	375,887	367,202
Total deposits	434,543	425,093
Short-term borrowings	2,000	6,000
Long-term debt	57,000	38,000
Accrued expenses and other liabilities	8,931	9,801
Total liabilities	502,474	478,894

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 6,241,436 and 6,465,934 shares issued and outstanding at June 30, 2014 and September 30, 2013, respectively	62	65
Additional paid-in capital	56,633	60,039
Retained earnings	54,447	55,103
Accumulated other comprehensive income (loss)	19	(30)
Unearned restricted shares; 186,373 and 256,894 shares at June 30, 2014 and September 30, 2013, respectively	(3,006)	(4,183)
Unearned compensation - ESOP	(4,428)	(4,642)
Total stockholders’ equity	103,727	106,352
Total liabilities and stockholders’ equity	$606,201	$585,246

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,831	$4,644	$14,263	$14,116
Interest on debt securities:
Taxable	249	147	723	417
Other interest	13	26	40	70
Dividends on equity securities	14	3	32	12
Total interest and dividend income	5,107	4,820	15,058	14,615

Interest expense:
Interest on deposits	448	501	1,340	1,668
Interest on Federal Home Loan Bank advances	189	152	533	452
Total interest expense	637	653	1,873	2,120
Net interest and dividend income	4,470	4,167	13,185	12,495
Provision for loan losses	—	—	—	200
Net interest and dividend income, after provision for loan losses	4,470	4,167	13,185	12,295

Non-interest income:
Customer service fees	194	213	578	616
Loan servicing fees, net	9	16	30	30
Net gain on sales of mortgage loans	—	42	11	189
Net gain on sales of securities available-for-sale	—	—	3	—
Increase in cash surrender value of life insurance	150	143	479	486
Other income	23	58	118	131
Total non-interest income	376	472	1,219	1,452

Non-interest expense:
Salaries and employee benefits	2,602	2,444	7,867	7,173
Occupancy expense	272	241	810	719
Equipment expense	122	87	324	294
Professional fees	192	104	523	398
Advertising expense	174	142	507	379
Data processing expense	227	218	670	637
Deposit insurance expense	70	81	201	211
Other expense	269	254	782	768
Total non-interest expense	3,928	3,571	11,684	10,579
Income before income taxes	918	1,068	2,720	3,168
Provision for income taxes	379	470	1,113	1,344
Net income	$539	$598	$1,607	$1,824

Weighted-average shares outstanding:
Basic	5,611,087	5,869,813	5,690,205	5,913,414
Diluted	5,678,343	5,905,052	5,745,742	5,950,470

Earnings per common share:
Basic	$0.09	$0.10	$0.27	$0.30
Diluted	$0.09	$0.10	$0.27	$0.30

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	June 30,	March 31,
	2014	2014
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,831	$4,759
Interest on debt securities:
Taxable	249	241
Other interest	13	12
Dividends on equity securities	14	14
Total interest and dividend income	5,107	5,026

Interest expense:
Interest on deposits	448	438
Interest on Federal Home Loan Bank advances	189	176
Total interest expense	637	614
Net interest and dividend income	4,470	4,412
Provision for loan losses	—	—
Net interest and dividend income, after provision for loan losses	4,470	4,412

Non-interest income:
Customer service fees	194	188
Loan servicing fees, net	9	8
Net gain on sales of mortgage loans	—	11
Net gain on sales of securities available-for-sale	—	3
Increase in cash surrender value of life insurance	150	161
Other income	23	73
Total non-interest income	376	444

Non-interest expense:
Salaries and employee benefits	2,602	2,655
Occupancy expense	272	310
Equipment expense	122	103
Professional fees	192	174
Advertising expense	174	200
Data processing expense	227	224
Deposit insurance expense	70	70
Other expense	269	260
Total non-interest expense	3,928	3,996
Income before income taxes	918	860
Provision for income taxes	379	346
Net income	$539	$514

Weighted-average shares outstanding:
Basic	5,611,087	5,712,699
Diluted	5,678,343	5,748,215

Earnings per common share:
Basic	$0.09	$0.09
Diluted	$0.09	$0.09

The following tables set forth average assets, liability and equity account balances, average yields and costs, and certain other information for the periods indicated.  No tax-equivalent yield adjustments were made, as the effect thereof was not material.  All average balances are daily average balances.  Non-accrual loans were included in the computation of average balances, but have been reflected in the table as loans carrying a zero yield.  The yields set forth below include the effect of deferred fees, discounts and premiums that are amortized or accreted to interest income or expense.

	Three Months Ended June 30,
	2014				2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$489,204		$4,831	3.95%	$450,486		$4,644	4.12%
Taxable securities (3)	48,094		249	2.07	39,533		147	1.49
Other interest-earning assets	24,599		13	0.21	44,511		26	0.23
FHLB stock	4,144		14	1.35	3,775		3	0.32
Total interest-earning assets	566,041		5,107	3.61	538,305		4,820	3.58
Non-interest-earning assets	36,286				35,920
Total assets	$602,327				$574,225

Interest-bearing liabilities:
Deposits:
Savings	$55,810		15	0.11	$54,572		17	0.12
Money market accounts	152,376		157	0.41	152,231		173	0.45
NOW accounts	42,488		7	0.07	39,035		6	0.06
Term certificates	122,694		269	0.88	125,434		305	0.97
Total deposits	373,368		448	0.48	371,272		501	0.54
FHLB advances	58,088		189	1.30	33,000		152	1.84
Total interest-bearing liabilities	431,456		637	0.59	404,272		653	0.65
Demand deposits	57,831				52,647
Other non-interest-bearing liabilities	9,395				9,089
Total non-interest-bearing liabilities	67,226				61,736
Total liabilities	498,682				466,008
Stockholders’ equity	103,645				108,217
Total liabilities and stockholders’ equity	$602,327				$574,225

Net interest income			$4,470				$4,167
Net interest rate spread (4)				3.02%				2.93%
Net interest-earning assets (5)	$134,585				$134,033
Net interest margin (6)				3.16%				3.10%
Ratio of interest-earning assets to total interest-bearing liabilities	131	x			1.33	x

(1)	Yields are annualized.
(2)	Average loans include non-accrual loans and are net of average deferred loan fees/costs.
(3)	Average balances are presented at average amortized cost.
(4)	Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(6)	Net interest margin represents net interest income divided by average total interest-earning assets.

	Nine Months Ended June 30,
	2014				2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$479,568		$14,263	3.97%	$450,874		$14,116	4.17%
Taxable securities (3)	47,914		723	2.01	39,077		417	1.42
Other interest-earning assets	25,382		40	0.21	44,168		70	0.21
FHLB stock	3,940		32	1.08	3,916		12	0.41
Total interest-earning assets	556,804		15,058	3.61	538,035		14,615	3.62
Non-interest-earning assets	36,225				35,963
Total assets	$593,029				$573,998

Interest-bearing liabilities:
Deposits:
Savings	$56,214		43	0.10	$52,964		56	0.14
Money market accounts	151,778		466	0.41	153,624		609	0.53
NOW accounts	41,371		20	0.06	37,932		18	0.06
Term certificates	120,326		811	0.90	127,429		985	1.03
Total deposits	369,689		1,340	0.48	371,949		1,668	0.60
FHLB advances	52,286		533	1.36	32,788		452	1.84
Total interest-bearing liabilities	421,975		1,873	0.59	404,737		2,120	0.70
Demand deposits	56,564				51,081
Other non-interest-bearing liabilities	9,608				9,274
Total non-interest-bearing liabilities	66,172				60,355
Total liabilities	488,147				465,092
Stockholders’ equity	104,882				108,906
Total liabilities and stockholders’ equity	$593,029				$573,998

Net interest income			$13,185				$12,495
Net interest rate spread (4)				3.02%				2.92%
Net interest-earning assets (5)	$134,829				$133,298
Net interest margin (6)				3.16%				3.10%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.33	x

(1)	Yields are annualized.
(2)	Average loans include non-accrual loans and are net of average deferred loan fees/costs.
(3)	Average balances are presented at average amortized cost.
(4)	Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(6)	Net interest margin represents net interest income divided by average total interest-earning assets.

	Three Months Ended
	June 30, 2014				March 31, 2014
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$489,204		$4,831	3.95%	$482,360		$4,759	3.95%
Taxable securities (3)	48,094		249	2.07	46,492		241	2.07
Other interest-earning assets	24,599		13	0.21	24,096		12	0.20
FHLB stock	4,144		14	1.35	3,904		14	1.43
Total interest-earning assets	566,041		5,107	3.61	556,852		5,026	3.61
Non-interest-earning assets	36,286				36,592
Total assets	$602,327				$593,444

Interest-bearing liabilities:
Deposits:
Savings	$55,810		15	0.11	$56,470		14	0.10
Money market accounts	152,376		157	0.41	152,485		154	0.40
NOW accounts	42,488		7	0.07	40,565		6	0.06
Term certificates	122,694		269	0.88	119,639		264	0.88
Total deposits	373,368		448	0.48	369,159		438	0.47
FHLB advances	58,088		189	1.30	54,556		176	1.29
Total interest-bearing liabilities	431,456		637	0.59	423,715		614	0.58
Demand deposits	57,831				55,844
Other non-interest-bearing liabilities	9,395				8,846
Total non-interest-bearing liabilities	67,226				64,690
Total liabilities	498,682				488,405
Stockholders’ equity	103,645				105,039
Total liabilities and stockholders’ equity	$602,327				$593,444

Net interest income			$4,470				$4,412
Net interest rate spread (4)				3.02%				3.03%
Net interest-earning assets (5)	$134,585				$133,137
Net interest margin (6)				3.16%				3.17%
Ratio of interest-earning assets to total interest-bearing liabilities	1.31	x			1.31	x

(1)	Yields are annualized.
(2)	Average loans include non-accrual loans and are net of average deferred loan fees/costs.
(3)	Average balances are presented at average amortized cost.
(4)	Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(6)	Net interest margin represents net interest income divided by average total interest-earning assets.